                                                                   EXHIBIT 10.25

                               State of Delaware
                                                                          PAGE 1
                       Office of the Secretary of State
                       --------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER, WHICH MERGES:

     "CORINTHIAN MERGER SUBSIDIARY, INC.", A DELAWARE CORPORATION,

     WITH AND INTO "CORINTHIAN SCHOOLS, INC." UNDER THE NAME OF "CORINTHIAN SCHOOLS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRD DAY OF OCTOBER, A.D. 1996, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.





                              [SEAL APPEARS HERE]

                                        /s/ Edward J. Freel
                                       --------------------------------------
                                       Edward J. Freel, Secretary of State

                                          AUTHENTICATION:   8132034
                                                    DATE:   10-03-96

                              AGREEMENT OF MERGER

          THIS AGREEMENT OF MERGER (this "AGREEMENT") is entered into as of this 30th day of September, 1996, by and among CORINTHIAN MERGER SUBSIDIARY, INC., a Delaware corporation ("MERGER SUBSIDIARY"), Corinthian Colleges, Inc., a Delaware corporation ("CCI"), and CORINTHIAN SCHOOLS, INC., a Delaware corporation ("CSI"; Merger Subsidiary and CSI being hereinafter collectively referred to as the "CONSTITUENT CORPORATIONS").

          WHEREAS, Merger Subsidiary is a wholly owned subsidiary of CCI, and CCI is a wholly owned subsidiary of CSI; and

          WHEREAS, the Board of Directors and stockholders of each of the Constituent Corporations deem it advisable and in the best interests of the Constituent Corporations that Merger Subsidiary be merged with and into CSI, with CSI being the surviving corporation, under and pursuant to the laws of the State of Delaware; and

          WHEREAS, the parties to the transaction have agreed to adopt this Agreement of Merger as a "plan of reorganization" within the meaning of Internal Revenue Code Section 361(a) in order to effect a tax-free reorganization of the parties to the transaction within the meaning of Internal Revenue Code Section 368(a)(1).

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                                    MERGER

          1.01.  THE MERGER.  In accordance with the provisions of this
                 ----------
Agreement and the General Corporation Law of the State of Delaware (the "CORPORATION LAW"), at the Effective Time (as defined in Article III hereof), Merger Subsidiary shall be merged with and into CSI (the "MERGER"), the separate existence of Merger Subsidiary shall cease, and CSI shall continue as the surviving corporation (the "SURVIVING CORPORATION").

          1.02.  THE SURVIVING CORPORATION.  Upon the consummation of the
                 -------------------------
Merger, the Surviving Corporation shall succeed, without other transfer, to all of the rights and property of Merger Subsidiary and shall be subject to all of the debts, obligations and liabilities of Merger Subsidiary in the same manner as if the Surviving Corporation had itself incurred them; all rights of creditors and all liens upon the property of each of the Constituent Corporations shall be preserved unimpaired, provided that such liens on property
                                            --------
of Merger

Subsidiary shall be limited to property affected thereby immediately prior to the Effective Time; any action or proceeding pending by or against Merger Subsidiary may be prosecuted to judgment, which shall bind the Surviving Corporation, or the Surviving Corporation may be proceeded against or substituted in its place.


                                  ARTICLE II

                     CERTIFICATE OF INCORPORATION; BYLAWS

          2.01.  CERTIFICATE OF INCORPORATION.
                 ----------------------------

                 (a) The Certificate of Incorporation of CSI, as in effect at the Effective Time and as amended in Section 2.01(b) hereof, shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter amended in accordance with applicable law.

                 (b) The Certificate of Incorporation of the Surviving Corporation is hereby amended as follows:

          Article IV of the Certificate of Incorporation of the Surviving Corporation is hereby amended and restated in its entirety to read as follows:

                          "ARTICLE IV: CAPITAL STOCK
                                       -------------

          The total number of shares of capital stock which the Corporation has authority to issue is 1,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock")."

          Article VIII of the Certificate of Incorporation of the Surviving Corporation is hereby amended and restated in its entirety to read as follows:

                "ARTICLE VIII: AMENDMENT OF CORPORATE DOCUMENTS
                               --------------------------------

          Section 1.  Restated Certificate of Incorporation. The Corporation
                      -------------------------------------
reserves the right to amend, alter, repeal or rescind any provision contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by law.

          Section 2.  Bylaws.  The Board of Directors of the Corporation shall
                      ------
have the power to adopt, amend, alter, change and repeal any Bylaws of the Corporation by vote of a majority of the members of the Board of Directors of the Corporation then in office."

          Article X of the Certificate of Incorporation of the Surviving Corporation is hereby deleted in its entirety.

          2.02.  BYLAWS.  The Bylaws of CSI, as in effect at the Effective Time,
                 ------
shall be the Bylaws of the Surviving Corporation, until thereafter amended in accordance with applicable law.


                                  ARTICLE III

                         EFFECTIVE TIME OF THE MERGER

          As used in this Agreement, the "EFFECTIVE TIME" of the Merger shall mean the date on which this Agreement, together with officers' certificates duly executed by the appropriate officers of CSI and Merger Subsidiary, is duly filed with the Office of the Secretary of State of the State of Delaware.


                                  ARTICLE IV

                CONVERSION, EXCHANGE AND CANCELLATION OF SHARES

          4.01.  CONVERSION OF SHARES.  At the Effective Time:
                 --------------------

                 (a) Each share of Class A Common Stock of CSI, $0.01 par value ("CSI Class A Common Stock"), issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive one share of Class A Common Stock of CCI, $0.01 par value ("CCI Class A Common Stock"); each share of Class B Common Stock of CSI, $0.01 par value ("CSI Class B Common Stock"), issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive one share of Class B Common Stock of CCI, $0.01 par value ("CCI Class B Common Stock"); and each share of Class A Preferred Stock of CSI, $1.00 par value ("CSI Class A Preferred Stock"), issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive one share of Class A Preferred Stock of CCI, $1.00 par value ("CCI Class A Preferred Stock").

                 (b) Each share of Class A and Class B Common Stock, $0.01 par value, of Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of Common Stock of the Surviving Corporation.

                 (c) The issued and outstanding capital stock of each of the Constituent Corporations is as set forth on Exhibit A hereto.

          4.02.  CANCELLATION OF CCI SHARES.  At the Effective Time, all shares
                 --------------------------
of CCI Class A Common Stock issued and outstanding in the name of CSI immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and assume the status of authorized and unissued shares of CCI Common Stock, and no shares of capital stock of CCI shall be issued in respect thereof.

                                   ARTICLE V

                                 MISCELLANEOUS

          5.01.  TERMINATION.  Notwithstanding the approval of this Agreement by
                 -----------
the stockholders of CSI and by CCI, as the sole stockholder of Merger Subsidiary, this Agreement may be terminated at any time prior to the Effective Time by mutual written consent of the Boards of Directors of CCI and CSI.

          5.02.  WAIVER; AMENDMENT.  Any of the terms or conditions of this
                 -----------------
Agreement may be waived at any time by whichever of the parties is, or the stockholders of which are, entitled to the benefit thereof by a writing executed on behalf of such party; and this Agreement may be amended, modified or supplemented in any manner at any time by an agreement in writing executed on behalf of each of the parties hereto; provided, however, that no such waiver,
                                      --------  -------
amendment, modification or supplement shall be made which shall change any of the principal terms of this Agreement without the further approval of the stockholders of CSI and Merger Subsidiary.

          5.03.  COUNTERPARTS.  This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties hereto, pursuant to the authority given by resolutions adopted by its Board of Directors, has caused this Agreement to be executed as of the date first written above by its Chairman of the Board, President or a Vice President and by its Secretary or an Assistant Secretary.



                              CORINTHIAN MERGER SUBSIDIARY, INC.,
                              a Delaware corporation


                              By:  /s/ David G. Moore
                                  ------------------------
                              Name:  David G. Moore
                              Title: President


                              By:  /s/ Paul St. Pierre
                                  ------------------------
                              Name:  Paul St. Pierre
                              Title: Secretary




                              CORINTHIAN SCHOOLS, INC.,
                              a Delaware corporation


                              By:  /s/ David G. Moore
                                  ------------------------
                                    David G. Moore
                                    President

                              By:  /s/ Paul St. Pierre
                                  ------------------------
                              Name: Paul St. Pierre
                              Title: Secretary



                              CORINTHIAN COLLEGES, INC.,
                              a Delaware corporation


                              By:  /s/ David G. Moore
                                  ------------------------
                              Name:  David G. Moore
                              Title: President

                              By:  /s/ Paul St. Pierre
                                  ------------------------
                              Name:  Paul St. Pierre
                              Title: Secretary

                                   EXHIBIT A

                                 CAPITAL STOCK

I. CORINTHIAN SCHOOLS, INC.

Class A Common
--------------

Authorized:   9,000,000
Outstanding:    111,660

 Primus Capital Fund III Limited Partnership              56,250
 Banc One Capital Partners II, Ltd.                        5,410
 David G. Moore                                           10,000
 Paul St. Pierre                                          10,000
 Dennis L. Devereux                                       10,000
 Frank J. McCord                                          10,000
 Lloyd W. Holland                                         10,000

Class B Common
--------------

Authorized:     500,000
Outstanding:     32,090

 Banc One Capital Partners II, Ltd.                       13,340
 David G. Moore                                            6,250
 Paul St. Pierre                                           5,000
 Dennis L. Devereux                                        2,500
 Frank J. McCord                                           2,500
 Lloyd W. Holland                                          2,500

Preferred
---------

Authorized:     500,000
Outstanding:     18,125 Class A

 Primus Capital Fund III Limited Partnership              14,500
 Banc One Capital Partners II, Ltd.                        3,625

II. CORINTHIAN MERGER SUBSIDIARY, INC.

Class A Common Stock
--------------------

Authorized:     500
Outstanding:    100

 Corinthian Colleges, Inc.                                   100

Class B Common Stock
--------------------

Authorized:     500
Outstanding:      0

                            CORINTHIAN SCHOOLS, INC.

                             OFFICERS' CERTIFICATE


          The undersigned, David G. Moore and Paul St. Pierre, hereby certify that they are the duly elected and presently incumbent President and Secretary, respectively, of Corinthian Schools, Inc. a Delaware corporation (the "Company"), and hereby further certify as follows:

          1. The total number of shares of Class A Common Stock of the Company entitled to vote on the Merger contemplated by the attached Agreement of Merger is 111,660.

          2. The total number of shares of Class B Common Stock of the Company entitled to vote on the Merger contemplated by the attached Agreement of Merger is 32,090.

          3. The Class A Common Stock and the Class B Common Stock of the Company are the only classes of shares entitled to vote on the Merger.

          4. The principal terms of the Agreement of Merger, in the form attached hereto, were approved by the Company by the affirmative vote of all of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company.

          We further declare under penalty of perjury that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: September 30, 1996


                                    /s/ David G. Moore
                                    -----------------------
                                    David G. Moore
                                    President



                                    /s/ Paul St. Pierre
                                    -----------------------
                                    Paul St. Pierre
                                    Secretary

                       CORINTHIAN MERGER SUBSIDIARY, INC.

                             OFFICERS' CERTIFICATE


          The undersigned, David G. Moore and Paul St. Pierre, hereby certify that they are the duly elected and presently incumbent President and Secretary, respectively, of Corinthian Merger Subsidiary, Inc. a Delaware corporation (the "Company"), and hereby further certify as follows:

          1. The total number of shares of Common Stock of the Company entitled to vote on the Merger contemplated by the attached Agreement of Merger is 100.

          2. The Common Stock of the Company is the only class of shares entitled to vote on the Merger.

          3. The principal terms of the Agreement of Merger, in the form attached hereto, were approved by the Company by the affirmative vote of all of the outstanding shares of the Common Stock of the Company.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: September 30, 1996



                                    /s/ David G. Moore
                                    -----------------------
                                    David G. Moore
                                    President



                                    /s/ Paul St. Pierre
                                    -----------------------
                                    Paul St. Pierre
                                    Secretary